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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: March 28, 2002


                          ROBOTIC VISION SYSTEMS, INC.
               (Exact name of Registrant as specified in charter)



    Delaware                      000-8623                   11-2400145
(State or other             (Commission File No.)           (IRS Employer
jurisdiction of                                             Identification
 incorporation)                                                 Number)



5 Shawmut Road, Canton, Massachusetts                           02021
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (781) 302-2439




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ITEM 5. OTHER EVENTS.

     On March 28, 2002, we issued a press release announcing that we had learned that the staff of the Securities and Exchange Commission had commenced a formal investigation into our past accounting practices that led to our May 2001 restatement of our financial results for the fiscal year ended September 30, 2000 and for the three-month period ended December 31, 2000. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:

EXHIBIT NO.         DESCRIPTION
-----------         -----------

   99.1             Press Release dated March 28, 2002


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 29, 2002                        ROBOTIC VISION SYSTEMS, INC.
                                                    (registrant)

                                             By: /s/ Pat V. Costa
                                                 -----------------------------
                                                 Pat V. Costa
                                                 Chairman and Chief Executive
                                                 Officer